EXHIBIT 32.2

      FORM OF CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
             PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, James A. Cole, Chief Financial Officer of DataHand Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     1. the quarterly report on Form 10-QSB of DataHand Systems, Inc., for the fiscal quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DataHand Systems, Inc.

Date:    February 25, 2004

                                                /s/ James A. Cole
                                                --------------------------------
                                                James A. Cole
                                                Chief Financial Officer